                                                                    EXHIBIT 99.2

                           SHARE PURCHASE AGREEMENT



BETWEEN:

                          MARYSTOWN SHIPYARD LIMITED


AND:

                      NEWFOUNDLAND OCEAN ENTERPRISES LTD.


AND:

                          FRIEDE GOLDMAN CANADA INC.


AND:

                       FRIEDE GOLDMAN INTERNATIONAL INC.


AND:

                         FRIEDE GOLDMAN MARYSTOWN LTD.



WITNESSETH that in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto respectively covenant and agree as hereinafter set forth.



                                         DATED: January 1, 1998

WHEREAS Newfoundland Ocean Enterprises Ltd. is a Corporation, all issued and outstanding shares of which are beneficially owned by Government;

AND WHEREAS Newfoundland Ocean Enterprises Ltd. owns all of the issued and outstanding shares of Marystown Shipyard Limited;

AND WHEREAS Marystown Shipyard Limited and/or Newfoundland Ocean Enterprises Ltd. own all of the issued and outstanding common shares in the capital stock of Friede Goldman Marystown Ltd. (collectively the "SHARES");

AND WHEREAS Friede Goldman Canada Inc. is a wholly owned subsidiary of Friede Goldman International Inc.

AND WHEREAS the Vendors are desirous of selling and Friede Goldman Canada Inc. is desirous of purchasing the Shares for the consideration and upon the terms herein contained;

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the sum of $1.00 and other good and valuable consideration now paid by the Purchaser to the Vendors (the receipt and sufficiency of which is hereby acknowledged) the parties do hereby agree as follows:

1.   DEFINITIONS

     a) "BUSINESS" shall mean the business of shipbuilding and metal fabrication carried on by FGML in the Town of Marystown and at the Cow Head Facility at Spanish Room, Province of Newfoundland;

     b) "CLOSING DATE" shall mean 5 o'clock p.m. on the 1st day of January, 1998;

     c) "CONTRACTS" shall mean all contracts for shipbuilding, repair, or fabrication subcontracted or assigned by MSL to and assumed by FGML;

     d) "FGI" shall mean Friede Goldman International Inc., owner of all of the issued and outstanding shares of the capital stock of the Purchaser;

     e) "FGML" shall mean Friede Goldman Marystown Ltd., a body corporate, duly incorporated and existing under the laws of the Province of Newfoundland;

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     f)   "GOVERNMENT" shall mean Her Majesty the Queen in Right of the Province of Newfoundland;

     g) "MARYSTOWN ASSET PURCHASE AGREEMENT" shall mean an Asset Purchase Agreement pursuant to which MSL and NOEL have transferred, assigned and conveyed to FGML substantially all of the assets used in the Business;

     h) "MSL" shall mean Marystown Shipyard Limited, a body corporate, duly incorporated and existing under the laws of the Province of Newfoundland;

     i) "NOEL" shall mean Newfoundland Ocean Enterprises Ltd., a body corporate, duly incorporated and existing under the laws of the Province of Newfoundland;

     j) "PURCHASER" shall mean Friede Goldman Canada Inc., a body corporate, duly incorporated and existing under the laws of the Province of Newfoundland;

     k)   "VENDORS" shall mean MSL and NOEL;

     l)   "SHARES" shall mean all of the issued and outstanding shares of FGML.

PURCHASE OF SHARES

2. The Purchaser shall purchase and the Vendors shall sell all, and not less than all, of the Shares on the Closing Date.

PURCHASE CONSIDERATION

3. The purchase consideration paid by the Purchaser to the Vendors upon the sale of the Shares shall be the sum of $1.00 to each of the Vendors.

4. In further consideration of the transfer of the Shares to the Purchaser, the Purchaser does hereby represent, warrant, covenant and agree to and for the benefit of the Vendors and Government that, effective on the Closing
     Date:

     a) It shall aggressively pursue the operation of the Business as a viable shipbuilding and fabrication facility.

     b) It shall forthwith cause FGML to be incorporated into the business plans of FGI for the

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          establishment of new product lines, with the intention of maintaining a steady level of employment for the Business.

     c) That in respect of Guarantees by Government relative to the Contracts (excluding any contracts with HAM Marine, Inc.) it will indemnify Government by way of performance bonds or otherwise as acceptable to Government, and it shall cause the Government guarantees of contracts between MSL and HAM Marine, Inc. to be released.

     d) It shall cause FGML to maintain a minimum of 1,200,000 man hours (management and labour, salaried and hourly) per year for the calendar years 1998, 1999 and 2000 (the "MINIMUM MAN HOURS"). In default thereof the Purchaser shall cause FGML to pay to the Vendors (or at their discretion, Government) collectively liquidated damages in the amount of $10,000,000.00, $5,000,000.00, and $5,000,000.00 (Canadian)
          respectively, for any year in which the minimum level of man hours is not achieved.

     e) It shall cause FGML, within three (3) months following the Closing Date, to upgrade the existing computer system, repair the synchro-lift and provide other equipment such as an NC burning machine, and it shall invest from $5,000,000.00 to $15,000,000.00 (Canadian) in capital improvements, as industry growth requires, to maintain and expand the status of the Business as a leading fabricator.

     f) It shall cause FGML to pay to the Vendors (or at their direction, Government) collectively 50% of the combined net after tax profit of MSL and FGML for the twelve (12) months ending March 31, 1998. This combined net after tax profit (the "NET AFTER TAX PROFIT") shall be calculated in accordance with Schedule "A" annexed hereto.

     g) Without prejudice to the unfettered right of FGML, subject to all applicable laws, to cease operating the Business, FGCI agrees to cause FGML, should it decide to cease operations, to provide to Government at least ninety (90) days notice in writing of the earliest date of such cessation of operations. During such notice period FGCI will ensure that a senior executive is reasonably available to consult with Government relative to the overall impact of such cessation and future plans for the Business.

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     h)   It shall cause FGML to carry out its obligations and undertakings under and comply with the requirements of the Marystown Asset Purchase Agreement and the agreements entered thereunder.

REPRESENTATIONS AND WARRANTIES

5. The Vendors jointly and severally represent, warrant and covenant to the Purchaser that, effective the Closing Date:

     a) The Shares represent all of the issued and outstanding shares in the capital stock of FGML;

     b) The Shares are now and will at the Closing Date be owned by the Vendors as beneficial owners thereof free and clear of all liens, charges and encumbrances whatsoever;

     c) No person, firm or corporation now has or at the Closing Date will have any agreement or right capable of becoming an agreement for the purchase, subscription or issuance of any of the issued or unissued shares in the capital stock of FGML other than as provided for in this Agreement;

     d) No dividends or other distributions on any of the Shares have been declared;

     e) No payment to any officer, director or shareholder of FGML has been made; and

     f) FGML does not own directly or indirectly any shares or interest in any other company or entity.

CONDITIONS PRECEDENT

6. The obligations of the Vendors to transfer the Shares to the Purchaser are conditional upon performance of or compliance with the following conditions:

     a) FGI shall have executed and delivered to the Vendors and Government a guarantee of the representations, warranties, agreements and obligations of each of the Purchaser hereunder and FGML pursuant to the Marystown Asset Purchase Agreement in substantially the form annexed hereto as Schedule "B", or in such other form as is agreeable to Government and FGI.

     b) The Vendors shall be satisfied that the requirements of clause 4(c) hereof have been met; and

     c) All necessary steps and corporate proceedings as approved by the Vendors' legal counsel, acting reasonably, shall have been taken by the Purchaser to permit the transactions contemplated by this Agreement to be duly completed.

7. The obligations of the Purchaser under this Agreement are conditional upon the performance of or compliance with the following conditions, each of which is inserted for the sole benefit of the Purchaser and which may be waived in writing, in whole or in part, by the Purchaser without limiting the rights of the Purchaser to rely on any of such conditions that are not so waived by the Purchaser or any subsequent breach thereof concerning which a prior breach had been so waived.

     a) The representations, warranties and covenants of each of the Vendors contained in this Agreement shall be true and correct at the Closing Date and the Purchaser shall be furnished with such further evidence or assurances reasonably requested, including, without restriction, a statutory declaration of the Vendors in form reasonably satisfactory to the Purchaser's legal counsel that the representations, warranties and covenants of the Vendors are true and correct as of the Closing Date;

     b) The title of FGML to its assets and undertaking, the legality of the incorporation and organization of FGML, the due creation and issuance as fully paid and non-assessable of the Shares and other corporate proceedings of FGML, its shareholders and directors, and all other matters which, in the opinion of the Purchaser acting reasonably, are material in connection with the transactions contemplated in this Agreement shall be subject to the favourable opinion of the Purchaser's legal counsel, and relevant records and information shall be supplied to the Purchaser for such purpose;

     c) All necessary steps and corporate proceedings as approved by the Purchaser's legal counsel shall have been taken by FGML to permit the transactions contemplated by this Agreement to be duly completed.

CLOSING

8. The closing shall take place on the Closing Date, or the first business day thereafter, at such time and place as shall be mutually agreed by the Vendors and the Purchaser. The parties hereto agree that notwithstanding that the actual exchange of documentation to accomplish the closing hereunder shall take place other than on the actual Closing Date, the effective closing of this transaction is agreed to be 5 o'clock p.m. on the 1st day of January, 1998.

9. At closing, the Vendors shall deliver to the Purchaser the following documents:

     a) Evidence satisfactory to the Purchaser's legal counsel, acting reasonably, that the Vendors have taken all corporate steps necessary or in the reasonable opinion of the Purchaser's legal counsel desirable to authorize and effect the sale and other transactions provided for in this Agreement including, without restricting the generality of the foregoing, an opinion of the Vendors' legal counsel in a form satisfactory to the Purchaser's legal counsel, acting reasonably;

     b) Such assignments, transfers, assurances, consents and other documents as the Purchaser's legal counsel may reasonably require for the purpose of vesting in the Purchaser good title to the Shares free and clear of all liens, charges, pledges, claims and encumbrances or restrictions of any kind whatsoever. Such documents shall be in such form as the Purchaser's legal counsel shall reasonably require and, in particular, the Vendors will deliver share certificates representing the Shares duly endorsed for transfer to the Purchaser;

     c) Such evidence, if any, as the Purchaser may reasonably require, that all warranties, representations and covenants for the benefit of the Purchaser contained in this Agreement are true and correct to the Closing Date and that all conditions precedent to the closing contained in this Agreement for the benefit of the Purchaser have been met, complied with, or waived, as the case may be;

     d) The resignations of all directors and officers of FGML effective on closing. The Vendors shall take such corporate steps as may be necessary to elect the nominees of the Purchaser as directors and officers of FGML;

     e)   The corporate records and books of FGML and the seal of FGML;

     f) A certificate or certificates for the Shares in the name of the Purchaser.

10. At closing, the Purchaser shall deliver to the Vendors the following documents:

     a) Duly executed copies of Schedule "B" hereto or such other form thereof as finally agreed upon;

     b) Satisfactory evidence to the solicitors for the Vendors that the Performance Bonds referenced in clause 4(c) hereof have been provided;

     c) A duly executed release of any guarantees by Government respecting performance of any contracts between MSL and HAM Marine, Inc., as referenced in clause 4(c) hereof;

     d) An executed copy of a Notice of Change of Directors and an undertaking from the solicitors for the Purchaser to file the same at the Newfoundland Registry of Corporations immediately subsequent to closing; and

     e) Evidence as the Vendors may reasonably require, if any, that all warranties, representations and covenants for the benefit of the Vendors contained in this Agreement are true and correct to the Closing Date and that all conditions precedent to the closing contained in this Agreement for the benefit of the Vendors have been met, complied with or waived, as the case may be.

     f) Evidence satisfactory to the Vendor's legal counsel acting reasonably, that the Purchaser and FGI have taken all corporate steps necessary or in the reasonable opinion of the Vendor's legal counsel desirable to authorize and effect the purchase and other transactions provided for in this agreement including, without restricting the generality of the foregoing, an opinion of legal counsel for the Purchaser and FGI in a form satisfactory to the Vendor's legal counsel, acting reasonably.

GENERAL/OTHER

11. If any provision of this Agreement is found to be invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, all other provisions of this Agreement shall remain in full force and effect and no provision of this Agreement shall be deemed to be dependent upon any other provision unless so expressed herein. In the event that any provision of this Agreement is found to be invalid, illegal or incapable of being enforced, it shall be deemed to be amended and modified so that it is valid, legal and capable of being enforced to the greatest extent possible to the benefit of the parties hereto.

12. FGI, FGCI, and FGML agree that no change in their corporate structure shall be permitted with the intention or objective of permitting them, or any of them, to avoid the undertakings, agreements and obligations undertaken herein.

13. Within ninety (90) days after March 31, 1998 FGML shall deliver to Government a statement in writing, signed and verified by FGML and audited by the auditors for FGML, setting forth the net after tax profit of FGML calculated in accordance with Schedule "A" hereto.

14. Within sixty (60) days after each calendar year end for the years 1998, 1999 and 2000, FGML shall report to Government in writing setting forth the actual man hours for the immediately preceding calendar year. If the number of man hours so reported is less than the Minimum Man Hours, payment of the amount set forth in clause 4(d) shall be made with such report.

15. FGML shall keep or cause to be kept at its offices in Marystown, Newfoundland, full, true and accurate records of its financial statements and of the number of man hours paid for by FGML for the years 1998, 1999, and 2000 from which the Net After Tax Profit and actual man hours may be determined. Government and its representatives shall have access to such information upon reasonable request and on reasonable notice. All such information shall remain confidential and shall not be disclosed by Government to any other party unless otherwise required by law.

16. FGML has joined in this Agreement for the purpose of acknowledging notice of the existence and contents of this Agreement, and confirming its obligations as provided herein, and FGML hereby covenants and agrees to do and carry out each of those obligations and commitments as more particularly set forth in sub-clauses 4(a), 4(b), 4(d), 4(e), 4(f) and 4(g) hereof, and to otherwise do all things necessary to carry out and comply with the provisions of this Agreement.

17. Should any dispute or disagreement arise between the Vendors and Government of the one part and the Purchaser, FGML and FGI of the other part with respect to any matter herein dealt with which the parties are unable to resolve, the same shall be referred to a single arbitrator, if the parties can agree on one, and if they cannot, then to an arbitration board consisting of three arbitrators with each party nominating one arbitrator and the two so nominated, within seven days of their nomination, selecting a third arbitrator who shall be the chairman whereupon the arbitration board shall, within a further seven days, proceed to arbitrate the matters in dispute pursuant to the provisions of the Arbitration Act, R.S.N. 1990,
     c. A-14 and the decision of a majority of the arbitrators shall be the decision of the board.

18. The parties mutually covenant each to the other that they shall from time to time hereafter upon every reasonable request so to do, make, do, execute and deliver, cause to be made, done, executed and delivered all such further acts, deeds, assurances and things as may be necessary in the reasonable opinion of either of them or their respective legal counsel in order to effectively implement and carry out the true intent and meaning of this Agreement.

19.  Time shall be of the essence of this Agreement.

20. All representations, warranties, covenants, obligations and agreements made herein shall survive completion of the purchase and sale of the Shares.

NOTICES

21. Any notice, demand or request herein provided or permitted to be given by any party hereto to another may be served by personal service, by telefax or by prepaid registered mail, delivered, telefaxed or addressed as follows:

     (a)  To the Vendors:

               Province of Newfoundland
               Department of Industry, Trade & Technology
               Deputy Minister, Max Ruelokke
               Telephone Number: (709) 729-2787
               Fax Number: (709) 7295936


          With copies to:

               O'Reilly, Noseworthy
               Attention: Thomas J. O'Reilly and/or Randall W. Smith Telephone Number: (709) 726-3321
               Fax Number: (709) 726-2992


     (b)  To the Purchaser at:



               FRIEDE GOLDMAN MARYSTOWN LTD.
               C/O Friede Goldman International Inc.
               Suite 402
               525 E. Capitol St.
               Jackson, MS, 39201


               Attention: James A. Lowe III, General Counsel

               Fax: (601) 352-0588
               Ph..  (601) 352-1107


     with copies to:


               WHITE, OTTENHEIMER & BAKER
               Barristers & Solicitors
               P.O. Box 5457
               10 Fort William Place
               St. John's, Newfoundland
               A1C 5W4

          Attention: Charles W. White and/or Gregory W. Dickie
          Telephone Number: (709) 722-9210
          Fax Number: 709-722-9210

22. Service of any such notice, demand or request shall be deemed complete on the day of actual delivery evidenced in the case of telefax by acknowledgment of receipt or in the case of mail by the addressee's registry receipt.

23. Any party may at any time give notice in writing to the others of any change of address of the party giving such notice and the address therein specified shall be deemed to be the address of such party for the giving of notices hereunder.

24. This Agreement and the Schedules referred to herein constitute the entire agreement between the parties hereto and supersede all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof. None of the parties hereto shall be bound or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement or in the Schedules, documents or instruments to be delivered on or before the Closing Date pursuant to this Agreement. The parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the Schedules, documents and instruments to be delivered on or before the Closing Date, they have not in any way relied, and will not in any way rely, on any oral or written agreements, representations, warranties, statements, promises, information, arrangements, or understanding, expressed or implied, not specifically set forth in this Agreement or such Schedules, documents or instruments.

25. This Agreement is not assignable in whole or in part by any party without the prior written consent of the other parties.

26. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

27. This Agreement shall be interpreted in accordance with and governed by the laws of the Province of Newfoundland, and the parties hereto irrevocably attorn to the jurisdiction of the St. John's division of the Supreme Court of Newfoundland.

EXECUTION


IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly and properly executed as of the day and year first before written.


SIGNED, SEALED AND DELIVERED       )     MARYSTOWN SHIPYARD LIMITED
IN THE PRESENCE OF:                )
                                   )
                                   )     __________________________________
_______________________________    )
WITNESS                            )     __________________________________


                                   )     NEWFOUNDLAND OCEAN ENTERPRISES
                                   )     LTD.
                                   )
                                   )     __________________________________
                                   )
_______________________________    )     __________________________________
WITNESS


                                   )     FRIEDE GOLDMAN CANADA INC.
                                   )
                                   )     __________________________________
                                   )
                                   )
_______________________________    )     __________________________________
WITNESS


SIGNED, SEALED AND DELIVERED       )     FRIEDE GOLDMAN INTERNATIONAL INC.
IN THE PRESENCE OF:                )
                                   )     __________________________________
                                   )
                                   )     __________________________________
_____________________________      )
WITNESS

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                                   )     FRIEDE GOLDMAN MARYSTOWN
                                   )     LTD.
                                   )
                                   )     __________________________________
                                   )
_______________________________    )     __________________________________
WITNESS

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